Condensed financial information of the parent company (unaudited) (Details) - Schedule of parent company balance sheet (Parentheticals) - Parent Company [Member] - $ / shares	May 31, 2022	May 31, 2021
Condensed Balance Sheet Statements, Captions [Line Items]
Ordinary shares, par value (in Dollars per share)	$ 0.001	$ 0.001
Ordinary shares, shares authorized	50,000,000	50,000,000
Ordinary shares, shares issued	13,000,000	10,000,000
Ordinary shares, shares outstanding	13,000,000	10,000,000